                                                                       EXHIBIT 2

                           THE SERIES `A' LOAN NOTES

SERIAL NO: 1
________________________________________________________________________________

(Pounds)3,000,000 Principal Amount

                               FORAY 911 LIMITED
 (Incorporated with limited liability in England under the Companies Act 1985)
                            (Registered No 3189363)
                                (the "Company")
                     (Pounds)3,000,000 Secured Loan Notes

This Note is held by: Community Psychiatric Centers of 5110, West Sahara Avenue, Las Vegas, NV 89102, USA.

This Note forms one of a series of Notes constituted by an instrument dated 21 June 1996 made by Foray 911 Limited (the "Instrument").

Interest on this Note shall be payable in accordance with and at the rates from time to time specified in Condition 3 and in clause 3 of the Instrument.

The Company's obligations under the terms of this Note and under the Conditions are subject to the provisions of the Intercreditor Agreement (as defined in the Instrument).

The Company hereby covenants with the Noteholder that it will pay to the Noteholder on the dates set out in Condition 4 the sums set out therein (or such earlier date as may be specified in the Conditions for redemption of the Notes) together with interest at the aforesaid rates and any additional amounts as may be payable in accordance with the terms of the Instrument or the Conditions.

IN WITNESS whereof this Note is executed as a Deed this 21st day of June 1996.

EXECUTED AS A DEED    )
By FORAY 911 LIMITED  )
in the presence of:   )

     Director


     Director

                    CONDITIONS OF THE SERIES `A' LOAN NOTES
                           AND SERIES `B' LOAN NOTES

The (Pounds)35,250,000 Secured Loan Notes (the "Notes") of Foray 911 Limited (the "Company") are in registered form. The Notes are constituted by an instrument (the "Instrument") dated 21 June 1996 made by the Company. Copies of the Instrument are available from the registered office of the Company.

The statements set out in these Conditions include summaries of, and are subject to, the detailed provisions of the Instrument. Words and expressions used in these Conditions have, unless otherwise defined or the context otherwise requires, the same meanings as are given to them in the Instrument. The holders of the Notes are entitled to the benefit of, and are deemed to have notice of, all the provisions of the Instrument and the Notes, all of which are binding on them.

1.   DENOMINATION AND TITLE

     Notes may, subject to paragraph 2 of Schedule 2, be transferred by an instrument (in writing in accordance with Schedule 2 to the Instrument) in amounts or integral multiples of (Pounds)10,000 in principal amount (or such other amount representing a whole Note). The Notes shall be issued in such denominations as the Company shall determine and each Note shall bear a denoting serial number. The Company may treat the registered holder of any Note as the absolute owner thereof (whether or not such Note shall be overdue and notwithstanding any notice of ownership or writing thereon or any notice of previous loss or theft or of trust or other interest therein) for the purpose of making payment and for all other purposes.

2.   STATUS AND SECURITY

2.1 The Notes constitute secured obligations of the Company ranking pari passu without any preference among themselves, subject to the provisions of the Intercreditor Agreement and Condition 4.5.

2.2 The obligations of the Company under the Instrument and in respect of the Notes are secured by way of the Security, subject to the provisions of the Intercreditor Agreement.

3.   INTEREST

3.1 Interest shall accrue on the principal amount of the Notes and the Accrued Interest from time to time outstanding and accruing until repayment in full of the Notes at the following rates (the "Accrued Interest"):

     (a) 15% per annum during the period from the date of issue up to and including 30 November 1997;

     (b) 10% per annum during the period from 1 December 1997 up to and including 30 November 1998;

     (c) 5% per annum during the period from 1 December 1998 up to and including 30 November 2001; and

     (d)  0% thereafter.

     The Accrued Interest shall be calculated by reference to a year of 365 days and the number of days elapsed and shall accrue on a daily basis on the principal amount of the Notes and the Accrued Interest (compounded monthly) and shall, subject to Condition 3.4 and to the provisions of the Intercreditor Agreement, become payable by the Company on any repayment of the Notes.

3.2 The Company shall pay interest on the principal amount of the Notes and on the Accrued Interest from time to time outstanding and accruing until repayment in full of the Notes at the following rates (the "Running Interest"):

     (a) 5% per annum during the period from 1 December 1997 up to and including 30 November 1998;

     (b) 10% per annum during the period from 1 December 1998 up to and including 30 November 2001;

     (c)  15% per annum thereafter.

     The Running Interest shall, subject to the provisions of the Intercreditor Agreement, be paid by the Company semiannually in arrears on 31 July and 31 January in each year (or the first

     Business Day after such date in any year when such dates fall on a day which is not a Business Day) with the first such payment due on 31 July 1998. The Running Interest payable hereunder shall be calculated by reference to a year of 365 days and the number of days elapsed and shall accrue on a daily basis. In addition, unpaid Running Interest shall itself bear interest in accordance with clause 3 of the Instrument (but for the avoidance of doubt shall not itself become Accrued Interest).

3.3 The Company at its sole discretion may at any time satisfy all or any part of the Accrued Interest accumulated at such time by the creation and issue of further loan notes, in principal amounts equal to the Accrued Interest accumulated at such time. Such further loan notes will be issued by the Company to the Noteholders on the same terms as the Notes held by each Noteholder.

3.4 If a Specified Disposal occurs, then, subject to the provisions of the Intercreditor Agreement, an amount equal to the One-Third Amount (as defined in Condition 4.5(b)) shall be paid to the Noteholders, pro rata to their respective holdings of Notes, as a payment of Accrued Interest, and the amount of Accrued Interest on the Notes shall be reduced accordingly.

4.   REDEMPTION AND PURCHASE

4.1  REDEMPTION AT MATURITY

     Unless previously redeemed or purchased by the Company and cancelled, the Company will, subject to the provisions of the Intercreditor Agreement, redeem the Notes at their principal amount on the dates and in the amounts set out below together with the Accrued Interest and the Running Interest accrued up to and including the date of redemption and any other sum due in accordance with these Conditions, less any Taxes:

     Date
     ----

     June 30 2004           (Pounds)5,875,000
     June 30 2005           (Pounds)5,875,000
     June 30 2006           (Pounds)5,875,000
     July 02 2007           (Pounds)5,875,000
     June 30 2008           (Pounds)5,875,000
     June 30 2009           (Pounds)5,875,000

     Except as provided in Conditions 4.2, 4.4 and 4.5 below, and without prejudice to Condition 4.3 below, the Company may not optionally redeem Notes prior to these dates.

4.2  REDEMPTION FOR TAXATION REASONS

     If the Company at any time determines immediately prior to giving notice referred to below that, as a result of any change in or in the official or judicial interpretation or application of any taxation laws (or in regulations made thereunder) of the United Kingdom by any authority thereof or therein having power to levy any form of tax on or in respect of the Company, the Notes are materially prejudicial to the Company's tax position and the Company cannot by taking reasonable steps avoid such result, then the Company may, if all amounts actually or contingently outstanding under the Banking Facilities have been paid in full and none of the Banking Facilities are available for utilisation (but not otherwise) and having given not less than 30 or more than 60 days' notice in writing to the Noteholders, redeem all but not some only of the Notes then outstanding at their then Redemption Amount.

4.3  OPTIONAL PURCHASE

     The Company may, if all amounts actually or contingently outstanding under the Banking Facilities have been paid in full and none of the Banking Facilities are available for utilisation (but not otherwise), at any time thereafter purchase beneficially or procure others to purchase beneficially for its account all or any of the Notes in amounts or integral multiples of (Pounds)1,000,000 in principal amount (or such other amount representing a whole Note).

4.4  SPECIFIED DATE

     On any Specified Date the Notes shall, if all amounts actually or contingently outstanding under the Banking Facilities have been paid in full and none of the Banking Facilities are available for utilisation (but not otherwise), become immediately due and payable at their then Redemption Amount.

4.5  SPECIFIED DISPOSAL

     If a Specified Disposal occurs and provided that at the time of the redemption contemplated by this Condition 4.5 the Agent has not given an instruction to the Security Trustee under clause 5.1 of the Intercreditor Agreement, a number of the Series `A' Loan Notes shall be redeemed within 30 days of the completion of the Specified Disposal by the payment by the Company of a sum (the "Sum") equal to the lower of:

     (a)  (Pounds)500,000;

     (b) one-third of the net consideration received by the Group pursuant to the agreement giving effect to the Specified Disposal (being the amount of the consideration actually received by the Group (in cash or which is immediately measurable in cash terms) on completion of that agreement or subsequent to it and the Company hereby agrees to use its reasonable endeavours to ensure that any element of deferred consideration will be (i) payable in cash or immediately (at the time of payment) measurable in cash terms and (ii) not more than 20% of the aggregate consideration receivable by the Group) less all taxes and reasonable costs and expenses payable by the Group in connection with the Specified Disposal or otherwise resulting therefrom (the "One-Third Amount"); and

     (c) the Redemption Amount on all Series 'A' Loan Notes then outstanding at the date of payment under this Condition.

     The number of Series `A' Loan Notes to be redeemed pursuant to this Condition 4.5 will be such number of Series `A' Loan Notes as represents the relevant principal amount, where the Redemption Amount for such Series `A' Loan Notes on such redemption equals the Sum. The payment of such amount shall be in full satisfaction of all the Company's obligations to pay the principal amount and the Accrued Interest and any Running Interest accrued to the date of receipt on the Series `A' Loan Notes then being redeemed, and any other sum due in accordance with the Instrument or these Conditions.

4.6  REDEMPTION FOR DEFAULT

     If there occurs an Event of Default, the Notes shall, if declared due and payable in accordance with Condition 6, become immediately due and payable at their then Redemption Amount.

4.7  NOTICE OF REDEMPTION

     28 days (or such lesser period as shall be agreed between the Company and the holder of the majority of the Notes then in issue) prior to repayment of any Notes the Company shall give notice to the relevant Noteholders and (unless the Banking Facilities have been repaid in full and are no longer available for utilisation) to The Royal Bank of Scotland plc (as agent for the Banks under the Facilities Agreement) specifying the total amount of the Notes to be repaid on that occasion, the method by which this was calculated, the number of such holder's Notes to be repaid, the applicable repayment date and place at which the certificate for such Notes are to be produced. On each such redemption date each of the relevant Noteholders shall be bound to deliver to the Company at such place the certificate of such of the Notes concerned as are held by him. Upon such delivery of the certificates the Company shall pay to such holder the amount due to him in respect of such repayment. If any certificate so delivered to the Company includes any Notes not to be repaid on the relevant repayment date, a fresh Note for such Notes shall be issued free of charge to the holder delivering such certificate to the Company.

4.8  SELECTION OF NOTES FOR REDEMPTION

     The Notes to be repaid on any occasion (except redemption in accordance with paragraph 4.5) shall be selected, as nearly as may be, pro rata from the holding of each relevant Noteholder. On any redemption in accordance with paragraph 4.5, the Notes to be repaid shall be selected, as nearly as may be, pro rata from the Noteholders holding the Series `A' Loan Notes.

4.9  CANCELLATION AND RE-SALE

     All Notes redeemed or purchased by the Company under this Condition 4 will be cancelled and accordingly will not be available for re-issue or re-sale.

5.   PAYMENTS

5.1 If the date for payment of any sum under these Conditions is not a Business Day the date for payment shall be postponed to the next succeeding Business Day and Interest and the Redemption Amount shall be calculated by reference to and payable in respect of such extension of time.

5.2 All payments to be made by the Company hereunder shall be made in the case of redemption against delivery of the relevant Note executed by the Noteholder and in all cases either by telegraphic transfer on the due date for payment, or at the Company's option, by cheque drawn on a bank in the City of London which will be posted no later than the fourth Business Day before the due date for payment thereof to persons who are registered as Noteholders at the close of business on the fifth Business Day before the relevant due date and payable to such Noteholders.

5.3 All payments to be made by the Company hereunder to a Noteholder (i) shall be made without any set-off or counter-claim and (ii) each such payment, including any sum in respect of interest payable under Condition 3 and/or clause 3 of the Instrument shall be made without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature ("Taxes"), unless the Company is compelled by law to deduct any Taxes.

5.4 The Company shall not be entitled to any set off or counterclaim against the Redemption Amount of any Series "A" Loan Note in respect of any sum due or claimed to be due to the Company from the holder of such Series "A" Loan Note.

6.   EVENTS OF DEFAULT AND ENFORCEMENT

     Any Noteholder if so authorised by a Consent or an Extraordinary Resolution, and subject to the provisions of the Intercreditor Agreement, may declare the Notes to be due and repayable immediately (and the Notes shall thereby become so due and repayable) at their then Redemption Amount (without prejudice to the provisions of Condition 3) if:

     (a) the Company shall fail on the due date to make any payment of principal to any Noteholder under these Conditions, except where such payment is prohibited under the provisions of the Intercreditor Agreement, and shall not remedy such defect within three Business Days of being required to do so by notice in writing from such Noteholder;

     (b) the Company shall fail on the due date to make any payment of interest due to any Noteholder under these Conditions, except where such payment is prohibited under the provisions of the Intercreditor Agreement, and shall not remedy such defect within three Business Days of being required to do so by notice in writing from such Noteholder;

     (c) the Company shall fail to perform or observe any other covenant, condition or provision contained in the Notes or the Instrument and on its part to be performed and observed and such failure is not remedied within 15 Business Days following service by or on behalf of any Noteholder on the Company of notice certifying that such failure is materially prejudicial to the interests of the Noteholders in respect of the Notes and requiring the same to be remedied;

     (d) any resolution is passed or order made for the winding up or dissolution of the Company save for the purpose of a solvent reorganisation or reconstruction or amalgamation, the terms of which were previously approved by an Extraordinary Resolution or a Consent;

     (e) an administration order is made or a receiver, manager or administrator is appointed in relation to the Company;

     (f) any demand for repayment being made under clause 11.2(b) of the Facilities Agreement;

     (g) the Company has committed a breach of the provisions of the Investment Agreement (other than a failure to pay the Participating Dividend under the Articles where payment of such dividend is prohibited by the provisions of the Intercreditor Agreement) and such breach, if capable of remedy, has not been remedied within a period of 15 Business Days following service by or on behalf of any Noteholder on the Company of notice of such breach certifying that such breach is materially prejudicial to the interests of the Investors (as defined in the Investment Agreement) in respect of their investment in the Company and requiring the same to be remedied.

7.   MODIFICATION, WAIVER AND SUBSTITUTION

7.1 The Instrument contains provisions for convening meetings of the Noteholders to consider any matter affecting their interests, including the modification by Extraordinary Resolution of these Conditions or the provisions of the Instrument. Any such modification may only be made in accordance with the provisions of the Intercreditor Agreement. The quorum at any such meeting for passing an Extraordinary Resolution for modifying such provisions is persons holding or representing not less than one-half in principal amount of the Notes for the time being outstanding. Any resolution duly passed at any such meeting shall be binding on all the Noteholders, whether present or not.

7.2 The Company may make, without the consent of the Noteholders, any modification of, or any waiver or authorisation of any breach of any provision of, these Conditions or the Instrument which, in the opinion of the auditors appointed by the Company, is not materially prejudicial to the interests of the Noteholders or any modification which is of a formal or technical nature or which is made to correct a manifest error. Any such modification may only be made in accordance with the provisions of the Intercreditor Agreement.

7.3 Any such modification, waiver, authorisation or substitution shall be binding on the Noteholders and any such modification or substitution shall be notified to the Noteholders as soon as practicable thereafter in accordance with clause 8.2 of the Instrument.

8.   GOVERNING LAW

     The Instrument and the Notes are governed by, and shall be construed in accordance with, English law and the English courts have non-exclusive jurisdiction in connection with the Instrument and the Notes.

                                  SCHEDULE 2
                    PROVISIONS AS TO REGISTRATION, TRANSFER
                           AND REPLACEMENT OF NOTES


1.   EXCLUSION OF EQUITIES

     Every Noteholder will be recognised by the Company as entitled to its Note free from any equity, set-off or counter-claim on the part of the Company against the original or any intermediate holder of the Note.

2.   TRANSFERABILITY OF NOTES

2.1 The principal amount of each Note is transferable by instrument in writing in any usual form. There shall not be included in any instrument of transfer any note other than a Note constituted by the Instrument.

2.2 Subject to paragraph 2.3 the Series `A' Loan Notes may only be transferred in whole and not in part, and may only be transferred to members of the original Noteholder's group (being any holding company of the original Noteholder, or any subsidiary undertaking of the original Noteholder or of any of its holding companies from time to time) or to a sophisticated investor.

2.3 A transfer of Series `A' Loan Notes other than to a member of the original Noteholder's group (as defined above) may only be made if 30 days' prior written notice thereof (the "Notice Period") has been given to the Company specifying the price at which the Series `A' Loan Notes are to be transferred and the identity of the proposed transferee (a "Transfer Notice"). Within five Business Days of receipt of a Transfer Notice, the Company shall copy the Transfer Notice to the holders of the Series `B' Loan Notes, who shall be entitled to purchase the Series `A' Loan Notes at the price specified in the Transfer Notice within the Notice Period (such entitlement to be in proportion to their holdings of the Series `B' Loan Notes unless any such Noteholder does not wish to participate, in which case the entitlement of each Noteholder who does wish to participate shall be in proportion to its holding of the Series `B' Loan Notes held by all the Noteholders who wish to participate, and provided at all times that the holders of the Series `B' Loan Notes who wish to participate shall not be entitled to purchase part but not all of the Series `A' Loan Notes), and the holder of the Series `A' Loan Notes shall be bound to transfer such Notes to the holders of the Series `B' Loan Notes in accordance with this paragraph on receipt of the price specified in the Transfer Notice.

2.4 If the holders of the Series `B' Loan Notes do not purchase the Series `A' Loan Notes offered for sale in accordance with the Transfer Notice, the holder of the Series `A' Loan Notes may transfer such notes to the proposed transferee specified in the Transfer Notice at a price no lower than the price specified in the Transfer Notice.

2.5 Each Series `B' Loan Note shall only be transferable in accordance with the provisions contained in the Articles, mutatis mutandis, as though each Series `B' Loan Note was a "B" Ordinary Share of the Company. The provisions of this Schedule 2 shall be subject to the provisions contained in the Articles governing the transferability of Series `B' Loan Notes.

2.6 Any proposed transferee of any Note shall adhere to the terms of the Intercreditor Agreement (if not already a party thereto) as a condition of such transfer.

3.   EXECUTION OF TRANSFERS

     Every instrument of transfer must be signed by or on behalf of the transferor and the transferor shall be deemed to remain the owner of the Note to be transferred until the name of the transferee is entered in the Register.

4.   REGISTRATION OF TRANSFERS

     Every instrument of transfer must be left for registration at the location of the Register accompanied by the Note to be transferred together with such other evidence as the Registrar may reasonably require to prove the title of the transferor or his right to transfer the Note and if the instrument of transfer is executed by some other person on his behalf the authority of that person to do so. All instruments of transfer which shall be registered may be retained by the Company. The Registrar will despatch by registered mail, to such address as the transferee may request, a new
     Note in respect of the principal amount of the Note transferred. Upon registration of any transfer and delivery of any new Note or Notes in respect thereof as aforesaid, the Note transferred shall be cancelled. No transfer shall be registered of a Note in respect of which a notice of repayment has been given.

5.   NO FEES FOR REGISTRATION OF TRANSFERS

     No fees shall be charged for the registration of any transfer.

6.   REPLACEMENT OF NOTES

     If a Note is mutilated, defaced, destroyed, stolen or lost it may, and shall, in the case of mutilation or defacement, upon the surrender of the mutilated or defaced Note be replaced at the registration office for the time being of the Company on payment of such costs as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to provision of evidence and indemnity as the Company may reasonably require. An entry on the Register shall be made accordingly.

                                  SCHEDULE 3

          PROVISIONS FOR MEETINGS AND RESOLUTIONS OF THE NOTEHOLDERS


1.   CALLING OF MEETINGS

     The Company may at any time and shall upon the request in writing signed by Noteholders holding in aggregate not less than one-tenth of the principal amount of the Notes then outstanding convene a meeting of the Noteholders, in default of which such Noteholders shall convene such meeting themselves. Every such meeting shall be held at such reasonably convenient and appropriate place in the United Kingdom and time as the Directors may approve.

2.   NOTICE OF MEETINGS

     At least 14 or, in the case of a meeting convened for the purpose of passing an Extraordinary Resolution, at least 21 clear days' notice specifying the place, day and time of the meeting shall be given to the Noteholders of any meeting of Noteholders. Any such notice shall specify the general nature of the business to be transacted at the meeting thereby convened but except in the case of a resolution to be proposed as an Extraordinary Resolution it shall not be necessary to specify the terms of any resolutions to be proposed. The non-receipt of notice by or the accidental omission to give notice to any Noteholder shall not invalidate any resolution passed at any such meeting. A Noteholder whose address on the Register is not within the United Kingdom shall be entitled to receive notice of any meeting.

3.   CHAIRMAN OF MEETINGS

     A person nominated by Noteholders present holding or representing by proxy in aggregate a majority of the principal amount of the Notes then outstanding shall be entitled to take the chair at any such meeting but if no such nomination is made, or if at any meeting the person nominated is not present within 15 minutes after the time appointed for the holding of such meeting, the Noteholders present shall choose one of their number to be chairman. Any director and the secretary, solicitors, auditors and financial advisers of the Company and any other person authorised in that behalf by the Company may attend and speak at any meeting.

4.   QUORUM AT MEETINGS

     At any meeting of Noteholders convened for any purpose other than the passing of an Extraordinary Resolution a person or persons holding or representing by proxy in aggregate not less than one-tenth of the principal amount of the Notes then outstanding shall form a quorum for the transaction of business. At any meeting convened for the purpose of passing an Extraordinary Resolution a person or persons holding or representing by proxy in aggregate a majority of the principal amount of the Notes then outstanding shall form a quorum. No business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

5.   ABSENCE OF QUORUM

     If within fifteen minutes from the time appointed for any meeting of the Noteholders a quorum is not present the meeting shall, if convened upon the requisition of the Noteholders, be dissolved. In any other case it shall stand adjourned to such day and time (being not less than 14 days thereafter) and to such place as may be appointed by the Chairman and at such adjourned meeting the Noteholders present in person or by proxy and entitled to vote whatever the principal amount of the Notes then outstanding held by them shall form a quorum and shall have power to pass any Extraordinary or other resolution and to decide upon all matters which could properly have been disposed of at the meeting from which the adjournment took place.

6.   ADJOURNMENT OF MEETINGS

     The Chairman may with the consent of any meeting at which a quorum is present and shall if directed by a person or persons holding or representing by proxy in aggregate not less than one-fifth of the principal amount of the Notes then outstanding adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

7.   NOTICE OF ADJOURNED MEETINGS

     Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the manner provided by this Instrument and such notice shall state that the Noteholders present in person or by proxy at the adjourned meeting will form a quorum.

8.   RESOLUTION ON SHOW OF HANDS

     Every question submitted to a meeting of Noteholders shall be decided in the first instance by a show of hands and in case of an equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a duly appointed proxy.

9.   DEMAND FOR POLL

     At any meeting of Noteholders unless (before or on the declaration of the result of the show of hands) a poll is demanded by the Chairman or by a person or persons present holding or representing by proxy in aggregate no less than one-tenth of the principal amount of the Notes then outstanding a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact.

10.  MANNER OF TAKING POLL

     If at any such meeting a poll is so demanded it shall be taken in such manner as the Chairman may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll may be withdrawn.

11.  TIME FOR TAKING POLL

     Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment. A poll demanded on any other question shall be taken at such time and place as the Chairman may direct. No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven clear days' notice shall be given specifying the time and place at which the poll is to be taken. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded.

12.  PERSONS ENTITLED TO VOTE

     The registered holders of any of the Notes shall be entitled to vote either in person or by proxy.

13.  INSTRUMENT APPOINTING PROXY

     Every instrument appointing a proxy must be in writing signed by a duly authorised officer of the Noteholder and shall be in any usual form or in such other form as the Directors may approve. Such instrument of proxy shall unless the contrary is stated thereon confer authority to demand or join in demanding a poll and to vote on a resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit, be valid as well for an adjournment of the meeting as for the meeting to which it relates and need not be witnessed. A person appointed to act as a proxy need not be a Noteholder.

14.  DEPOSIT OF INSTRUMENT APPOINTING PROXY

     The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed or a notarially certified copy of such power or authority shall be deposited at such place or places as the Company (or the Noteholders in default of the Company convening the meeting) may in the notice of meeting direct or if no such place is specified then at the registered office of the Company not less than 48 hours before the time appointed for holding the meeting or adjourned meeting or the taking of a poll at which the person named in such instrument proposes to vote and in default the instrument of proxy shall not be treated as valid. A vote given in accordance with the terms of an instrument appointing a proxy shall be valid notwithstanding the previous revocation of the instrument of proxy or of the authority under which the instrument of proxy is given or transfer of the Notes in respect of which it is given unless previous intimation in writing of such revocation or transfer shall have been received at the registered office of the Company at least one hour before the time for holding the meeting or adjourned meeting at which the vote is given. No instrument appointing a proxy shall be valid after the expiration of 12 months from the date named in it as the date of its execution.

15.  VOTES

     On a show of hands every Noteholder who is present by a representative or by one of its officers as its proxy shall have one vote and on a poll every Noteholder present in person or by proxy shall have one vote for every (Pounds)1 principal amount of the Notes then outstanding of which he is the holder. A Noteholder entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

16.  POWERS OF MEETINGS OF NOTEHOLDERS

16.1 Subject to paragraph 16.2, a meeting of the Noteholders shall in addition to any other powers have the following powers exercisable by Extraordinary Resolution namely:

     (a) power to sanction any compromise or arrangement proposed to be made between the Company and the Noteholders;

     (b) power to sanction any abrogation, modification or compromise or any arrangement in respect of the rights of the Noteholders against the Company or its property whether such rights shall arise under this Instrument or otherwise;

     (c) power to sanction any scheme for the reconstruction of the Company or for the amalgamation of the Company with any other company;

     (d) power to sanction any scheme or proposal for the sale or exchange of the Notes for or the conversion of the Notes into shares, stock, debentures, debenture stock or other obligations or securities of the Company or any other company formed or to be formed or cash or partly for or into such shares, stock, debentures, debenture stock or other obligations or securities as aforesaid and partly for or into cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Notes held by them in favour of the person to or with whom the Notes are to be sold or exchanged respectively;

     (e) power to assent to any modifications of the Conditions and/or of the provisions contained in this Instrument proposed or agreed to by the Company and to authorise the Company to execute an instrument supplemental to the Instrument embodying any such modification;

     (f) power to sanction the release of the Company from payment of all or any part of the principal amount and interest owing upon the Notes, and any other moneys payable to Noteholders pursuant to this Instrument or from any other obligation arising under this Instrument;

     (g) power to appoint any persons (whether Noteholders or not) as a committee to represent the interest of the Noteholders and to confer upon such committee any powers or discretions which the Noteholders could themselves exercise;

     (h) power to give any approval, authority, sanction, direction or request which under any of the provisions of this Instrument is required to be given by Extraordinary Resolution; and

     (i)  power to declare the Notes due and payable pursuant to Condition 6.

     Provided that such powers shall only be exercisable in accordance with, and to the extent permitted by, the provisions of the Intercreditor Agreement.

16.2 The Series 'B' Noteholders will not:

     (a) convene a meeting of the Noteholders for the purpose of proposing an Extraordinary Resolution to sanction any modification, abrogation or compromise of or arrangement in respect of the rights attaching to the Series 'A' Loan Notes or of the Conditions attaching to the Series 'A' Loan Notes; or

     (b) save where requested to do so in writing by the holders of the Series 'A' Loan Notes vote, either in person or by proxy or by corporate representative, in favour of any such Extraordinary Resolution, or sign a Consent to pass such an Extraordinary Resolution, unless such Extraordinary Resolution is proposed for a Specified Purpose.

16.3 The holders of the Series 'B' Loan Notes agree that they shall not exercise their powers to pass an Extraordinary Resolution or sign a Consent in such a way as to obtain a benefit for themselves (either in their capacity as shareholders of the Company or as Noteholders) which would not accrue to all the Noteholders as a group and shall exercise their powers hereunder in good faith.

17.  EXTRAORDINARY RESOLUTION BINDING ON ALL NOTEHOLDERS

     An Extraordinary Resolution shall be binding upon all the Noteholders whether present or not present at such meeting and each of the Noteholders shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof the intention being that it shall rest with the meeting to determine without appeal whether or not the circumstances justify the passing of such resolution.

18.  DEFINITION OF EXTRAORDINARY RESOLUTION

     The expression "Extraordinary Resolution" means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions herein contained by a majority consisting of not less than six-tenths of the persons voting thereat upon a show of hands or if a poll is demanded then by a majority consisting of not less than 64% of the votes given on such poll.

19.  RESOLUTIONS IN WRITING

     A resolution in writing signed by the holders of at least 64% of the principal amount of the Notes then outstanding who are for the time being entitled to receive notice of meetings in accordance with the provisions herein contained shall for all purposes be as valid and effectual as an Extraordinary Resolution passed at a meeting of Noteholders. Such resolution in writing may be contained in one document or in several documents in like form each signed by one or more of the Noteholders.

20.  MINUTES OF MEETINGS

     Minutes of all resolutions and proceedings at every meeting of the Noteholders shall be made and duly entered in books kept for that purpose by the Company and any such minutes if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had or by the Chairman of the next succeeding meeting of the Noteholders shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly convened and held and all resolutions passed thereat to have been duly passed.